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                                                                   EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-4 of our report dated May 26, 1995 on the consolidated financial statements of Substance Abuse Technologies, Inc. and Subsidiaries included herein and to the reference made to us under the caption "Experts" in the Prospectus.


WOLINETZ, GOTTLIEB & LAFAZAN, P.C.


/s/ Wolinetz, Gottlieb & Lafazan, P.C.

Rockville Centre, New York
April      , 1997




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